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                                STEPSTONE FUNDS

   SUPPLEMENT DATED NOVEMBER 14, 1996 TO THE PROSPECTUS DATED MAY 28, 1996



This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with such Prospectus.


Effective October 31, 1996, MERUS-UCA Capital Management, the adviser to the Stepstone Funds (the "Trust"), has changed its name to Pacific Alliance Capital Management ("Pacific Alliance"). Pacific Alliance remains a division of Union Bank of California, N.A.

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On October 17, 1996, the Board of Trustees of the Trust met and unanimously approved an Agreement and Plan of Reorganization (the "Plan") between the Trust and the HighMark Group of Funds ("HighMark"). Pacific Alliance serves as adviser to both the Trust and HighMark. Under the Plan, the Trust will transfer the assets of certain portfolios to corresponding HighMark portfolios in return for assumption by each such HighMark portfolio of the stated liabilities of the Trust portfolio and the issuance of the shares of the appropriate class of the HighMark portfolio. Each portfolio of the Trust will distribute to HighMark shares received and thereafter be liquidated.

A Special Meeting of the Shareholders (the "Meeting") of the Trust's portfolios has been called for the spring of 1997, at which Meeting the Trust's Shareholders will be asked to approve the Plan and the proposed reorganization.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE